Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

December 31, 2008

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (and December 31, 2008 when available).

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company.  Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary – Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	6
Major Tenants	7
Lease Expirations as of December 31, 2008	8
Leasing Activity	9

Financial Data:

Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	17
Senior Unsecured Notes Financial Covenants	18
Future Scheduled Principal Payments	18

Investor Information	19

Geographic Diversification

As of December 31, 2008
State	# of Centers	GLA	% of GLA
South Carolina	3	1,171,826	13%
Georgia	3	826,643	9%
New York	1	729,315	8%
Pennsylvania	2	625,678	7%
Texas	2	619,806	7%
Delaware	1	568,869	7%
Alabama	1	557,185	6%
Michigan	2	436,751	5%
Tennessee	1	419,038	5%
Missouri	1	302,992	4%
Utah	1	298,379	4%
Connecticut	1	291,051	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	3%
Oregon	1	270,280	3%
Illinois	1	256,514	3%
New Hampshire	1	245,563	3%
Florida	1	198,950	2%
North Carolina	2	186,413	2%
California	1	171,300	2%
Maine	2	84,313	1%
Total (1)	30	8,820,499	100%

(1)
Excludes one 402,442 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.  Also, excludes one 655,699 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest in through a joint venture arrangement.

Property Summary – Occupancy at End of Each Period Shown

Wholly-owned properties
Location	Total GLA 12/31/08	% Occupied 12/31/08	% Occupied 9/30/08	% Occupied 6/30/008	% Occupied 3/31/08	% Occupied 12/31/07
Riverhead, NY	729,315	98%	99%	99%	94%	100%
Rehoboth, DE	568,869	100%	100%	99%	97%	99%
Foley, AL	557,185	93%	94%	93%	94%	97%
San Marcos, TX	442,006	99%	99%	97%	96%	99%
Myrtle Beach Hwy 501, SC	426,417	92%	92%	96%	94%	94%
Sevierville, TN	419,038	100%	100%	100%	99%	100%
Hilton Head, SC	393,094	88%	88%	88%	87%	89%
Washington, PA	370,526	85%	86%	n/a	n/a	n/a
Charleston, SC	352,315	97%	95%	95%	94%	95%
Commerce II, GA	347,025	96%	98%	98%	98%	100%
Howell, MI	324,631	98%	97%	97%	93%	100%
Branson, MO	302,992	100%	100%	98%	93%	100%
Park City, UT	298,379	100%	98%	92%	93%	100%
Locust Grove, GA	293,868	99%	100%	100%	96%	99%
Westbrook, CT	291,051	99%	99%	99%	98%	100%
Gonzales, LA	282,403	100%	100%	100%	99%	100%
Williamsburg, IA	277,230	99%	100%	99%	99%	99%
Lincoln City, OR	270,280	98%	100%	99%	98%	100%
Tuscola, IL	256,514	83%	80%	82%	84%	80%
Lancaster, PA	255,152	100%	100%	98%	100%	100%
Tilton, NH	245,563	100%	100%	100%	100%	100%
Fort Myers, FL	198,950	96%	92%	93%	98%	94%
Commerce I, GA	185,750	74%	72%	72%	76%	91%
Terrell, TX	177,800	100%	100%	100%	100%	100%
Barstow, CA	171,300	100%	100%	99%	100%	97%
West Branch, MI	112,120	100%	100%	100%	100%	100%
Blowing Rock, NC	104,235	100%	100%	100%	98%	100%
Nags Head, NC	82,178	97%	100%	100%	100%	100%
Kittery I, ME	59,694	100%	100%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	94%	94%
Total	8,820,499	97% (1)	97% (1)	96%	95%	98%

Unconsolidated joint ventures
Deer Park, NY (2)	684,952	78%	n/a	n/a	n/a	n/a
Myrtle Beach Hwy 17, SC	402,442	100%	100%	99%	100%	100%
Wisconsin Dells, WI	264,929	100%	99%	100%	100%	100%

(1)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.
(2)	Includes a 29,253 square foot warehouse adjacent to the shopping center.

Portfolio Occupancy at the End of Each Period (1)

12/08 (3)     09/08 (3)    06/08     03/08        12/07     09/07 (2)     06/07 (2)    03/07 (2)    12/06 (2)
 97%        97%     96%     95%      98%      97%        97%      95%       98%

(1)
Excludes one 402,442 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements. Also, excludes one 655,699 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest in through a joint venture arrangement.

(2)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and had not yet stabilized.

(3)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

Major Tenants (1)

Ten Largest Tenants As of December 31, 2008
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	69	740,308	8.4%
Phillips-Van Heusen	97	451,111	5.1%
Nike	25	308,105	3.5%
VF Factory Outlet	31	278,286	3.2%
Adidas	32	275,732	3.1%
Dress Barn, Inc.	38	254,722	2.9%
Liz Claiborne	33	254,210	2.9%
Carter’s	45	220,721	2.5%
Jones Retail Corporation	70	194,994	2.2%
Polo Ralph Lauren	22	188,728	2.1%
Total of All Listed Above	462	3,166,917	35.9%

(1)
Excludes one 402,442 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.  Also, excludes one 655,699 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest in through a joint venture arrangement.

Lease Expirations as of December 31, 2008

Percentage of Total Gross Leasable Area (1)

   2009         2010     2011     2012    2013     2014     2015        2016    2017      2018    2019+
11.00%     16.00%    18.00%    16.00%    18.00%    7.00%    2.00%    2.00%    3.00%      4.00%      3.00%

Percentage of Total Annualized Base Rent (1)

 2009         2010     2011     2012    2013     2014       2015        2016      2017      2018    2019+
10.00%     16.00%    17.00%    15.00%    19.00%    6.00%    2.00%    2.00%   4.00%      5.00%      4.00%

(1)
Excludes one 402,442 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements. Also, excludes one 655,699 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest in through a joint venture arrangement.

Leasing Activity (1)
	03/31/08	06/30/08	09/30/08	12/31/08	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	73	29	17	5	124	172
Gross leasable area	279,014	124,254	77,426	11,540	492,234	610,011
New initial base rent per square foot	$23.03	$26.20	$26.11	$29.84	$24.48	$22.26
Prior expiring base rent per square foot	$17.67	$19.13	$19.37	$21.16	$18.39	$17.07
Percent increase	30.4%	36.9%	34.8%	41.1%	33.1%	30.4%

New straight line base rent per square foot	$24.41	$27.62	$28.04	$31.93	$25.97	$23.41
Prior straight line base rent per square foot	$17.23	$18.90	$19.08	$20.82	$18.03	$16.75
Percent increase	41.7%	46.1%	47.0%	53.4%	44.1%	39.7%

Renewed Space:
Number of leases	166	50	16	21	253	288
Gross leasable area	800,197	184,007	55,642	63,108	1,102,954	1,245,735
New initial base rent per square foot	$19.37	$20.05	$21.66	$20.89	$19.69	$17.85
Prior expiring base rent per square foot	$16.94	$17.50	$20.56	$18.88	$17.33	$16.11
Percent increase	14.3%	14.6%	5.4%	10.6%	13.6%	10.8%

New straight line base rent per square foot	$20.04	$20.57	$21.98	$21.52	$20.31	$18.15
Prior straight line base rent per square foot	$16.99	$17.17	$20.30	$18.68	$17.29	$15.94
Percent increase	17.9%	19.8%	8.3%	15.2%	17.5%	13.9%

Total Re-tenanted and Renewed Space:
Number of leases	239	79	33	26	377	460
Gross leasable area	1,079,211	308,261	133,068	74,648	1,595,188	1,855,746
New initial base rent per square foot	$20.32	$22.53	$24.25	$22.27	$21.17	$19.30
Prior expiring base rent per square foot	$17.13	$18.16	$19.87	$19.23	$17.66	$16.42
Percent increase	18.6%	24.1%	22.1%	15.8%	19.9%	17.5%

New straight line base rent per square foot	$21.17	$23.41	$25.51	$23.13	$22.06	$19.88
Prior straight line base rent per square foot	$17.05	$17.87	$19.59	$19.01	$17.52	$16.21
Percent increase	24.1%	31.0%	30.2%	21.7%	25.9%	22.6%

(1)
Excludes one 402,442 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements. Also, excludes one 655,699 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest in through a joint venture arrangement.

Consolidated Balance Sheets (dollars in thousands)

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Assets
Rental property
Land	$135,689	$135,688	$130,077	$130,077	$130,075
Buildings	1,260,017	1,233,680	1,130,536	1,127,956	1,104,459
Construction in progress	3,823	16,377	90,430	53,036	52,603
Total rental property	1,399,529	1,385,745	1,351,043	1,311,069	1,287,137
Accumulated depreciation	(359,298)	(345,577)	(333,995)	(323,520)	(312,638)
Total rental property – net	1,040,231	1,040,168	1,017,048	987,549	974,499
Cash & cash equivalents	4,977	3,753	1,088	2,302	2,412
Investments in unconsolidated jointventures	9,457	12,145	11,667	9,193	10,695
Deferred charges – net	37,942	39,854	41,821	42,302	44,804
Other assets	29,248	28,811	28,097	31,698	27,870
Total assets	$1,121,855	$1,124,731	$1,099,721	$1,073,044	$1,060,280
Liabilities, minority interest & shareholders’ equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$398,819	$398,799	$398,779	$398,760	$498,741
Unsecured term loan	235,000	235,000	235,000	---	---
Mortgages payable, including premium	---	---	---	172,121	173,724
Unsecured lines of credit	161,500	149,500	128,300	156,900	33,880
Total debt	795,319	783,299	762,079	727,781	706,345
Construction trade payables	11,968	22,840	28,393	23,780	23,813
Accounts payable & accruals	57,191	46,573	34,831	54,203	47,185
Total liabilities	864,478	852,712	825,303	805,764	777,343
Minority interest in operating partnership	29,321	31,678	32,102	31,019	33,733
Shareholders’ equity
Preferred shares	75,000	75,000	75,000	75,000	75,000
Common shares	317	317	316	315	313
Paid in capital	358,891	357,698	355,733	353,237	351,817
Distributions in excess of net income	(196,535)	(192,601)	(189,458)	(177,353)	(171,625)
Accum. other comprehensive income (loss)	(9,617)	(73)	725	(14,938)	(6,301)
Total shareholders’ equity	228,056	240,341	242,316	236,261	249,204
Total liabilities, minority interest & shareholders’ equity	$1,121,855	$1,124,731	$1,099,721	$1,073,044	$1,060,280

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	12/08	09/08	06/08	03/08	12/07	12/08	12/07
Revenues
Base rentals	$ 42,694	$ 40,519	$ 38,623	$ 37,232	$ 38,210	$ 159,068	$ 146,824
Percentage rentals	2,949	1,811	1,120	1,178	3,323	7,058	8,757
Expense reimbursements	20,557	18,277	15,692	17,478	18,482	72,004	65,978
Other income	2,137	2,166	1,570	1,388	1,963	7,261	7,206
Total revenues	68,337	62,773	57,005	57,276	61,978	245,391	228,765
Expenses
Property operating	21,139	20,091	17,525	19,219	20,244	77,974	73,737
General & administrative	5,099	6,217	5,677	5,271	4,911	22,264	19,007
Depreciation & amortization	16,733	15,320	14,690	15,583	14,940	62,326	63,810
Abandoned due diligence costs	3,336	587	---	---	246	3,923	646
Total expenses	46,307	42,215	37,892	40,073	40,341	166,487	157,200
Operating income	22,030	20,558	19,113	17,203	21,637	78,904	71,565
Interest expense	10,252	9,147	9,496	9,548	9,851	38,443	40,066
Loss on settlement of US treasury rate locks	---	---	8,910	---	---	8,910	---
Income before equity in earnings of unconsolidated joint ventures, minority interest and discontinued operations	11,778	11,411	707	7,655	11,786	31,551	31,499
Equity in earnings (loss) of unconsolidated joint ventures	(696)	596	558	394	443	852	1,473
Minority interest in operating partnership	(1,577)	(1,729)	23	(1,088)	(1,778)	(4,371)	(4,494)
Income from continuing operations	9,505	10,278	1,288	6,961	10,451	28,032	28,478
Discontinued operations (1)	---	---	---	---	22	---	98
Net income	9,505	10,278	1,288	6,961	10,473	28,032	28,576
Less applicable preferred share dividends	(1,406)	(1,406)	(1,407)	(1,406)	(1,406)	(5,625)	(5,625)
Net income (loss) available to common Shareholders	$ 8,099	$ 8,872	$ (119)	$ 5,555	$ 9,067	$ 22,407	$ 22,951
Basic earnings per common share:
Income (loss) from continuing operations	$ .26	$ .29	$ ---	$ .18	$ .29	$ .72	$ .74
Net income (loss)	$ .26	$ .29	$ ---	$ .18	$ .29	$ .72	$ .74
Diluted earnings per common share:
Income (loss) from continuing operations	$ .26	$ .28	$ ---	$ .18	$ .29	$ .71	$ .72
Net income (loss)	$ .26	$ .28	$ ---	$ .18	$ .29	$ .71	$ .72
Weighted average common shares:
Basic	31,160	31,129	31,068	30,979	30,867	31,084	30,821
Diluted	31,370	31,871	31,548	31,336	31,725	31,362	31,668

(1)
In accordance with SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, the results of operations for properties sold for which we have no significant continuing involvement, including any gain or loss on such sales, and properties classified as assets held for sale, have been reported above as discontinued operations for both the current and prior periods presented.

FFO and FAD Analysis (dollars and shares in thousands)
	Three Months Ended					YTD
	12/08	09/08	06/08	03/08	12/07	12/08	12/07
Funds from operations:
Net income	$9,505	$10,278	$1,288	$6,961	$10,473	$28,032	$28,576
Adjusted for -
Minority interest in operating partnership	1,577	1,729	(23)	1,088	1,778	4,371	4,494
Minority interest, depreciation and amortization in discontinued operations	--	--	--	--	5	--	165
Depreciation and amortization uniquely significant to real estate – wholly owned	16,627	15,219	14,608	15,508	14,865	61,962	63,506
Depreciation and amortization uniquely significant to real estate – joint ventures	1,227	635	651	652	626	3,165	2,611
(Gain) on sale of real estate	--	--	--	--	(6)	--	(6)
Preferred share dividends	(1,406)	(1,406)	(1,407)	(1,406)	(1,406)	(5,625)	(5,625)
Funds from operations	$27,530	$26,455	$15,117	$22,803	$26,335	$91,905	$93,721

Funds from operations per share	$.74	$.70	$.40	$.61	$.70	$2.46	$2.48
Funds available for distribution:
Funds from operations	$27,530	$26,455	$15,117	$22,803	$26,335	$91,905	$93,721
Adjusted For -
Corporate depreciation excluded above	106	101	82	75	75	364	304
Amortization of finance costs	493	462	371	379	430	1,705	1,738
Loss on termination of US treasury lock derivatives	--	--	8,910	--	--	8,910	--
Amortization of share compensation	1,368	1,404	1,396	1,224	1,103	5,392	4,059
Straight line rent adjustment	(499)	(822)	(1,085)	(789)	(562)	(3,195)	(2,868)
Market rent adjustment	(128)	(135)	(198)	105	(270)	(356)	(1,147)
Market rate interest adjustment	--	--	(438)	(608)	(609)	(1,046)	(2,396)
2nd generation tenant allowances	(3,042)	(3,088)	(2,701)	(4,177)	(4,247)	(13,008)	(18,876)
Capital improvements	(6,736)	(12,062)	(9,500)	(2,549)	(3,076)	(30,847)	(7,723)
Funds available for distribution	$19,092	$12,315	$11,954	$16,463	$19,179	$59,824	$66,812
Funds available for distribution per share	$.51	$.32	$.32	$.44	$.51	$1.60	$1.77
Dividends paid per share	$.38	$.38	$.38	$.36	$.36	$1.50	$1.42

FFO payout ratio	51%	54%	95%	59%	51%	61%	57%
FAD payout ratio	75%	119%	119%	82%	71%	94%	80%
Diluted weighted average common shs.	37,437	37,938	37,615	37,403	37,792	37,429	37,735

Unconsolidated Joint Venture Information – All
Summary Balance Sheets (dollars in thousands)
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	Tanger’s Share as of 12/31/08
Assets
Investment properties at cost – net	$323,546	$72,118	$73,033	$70,541	$71,022	$119,126
Construction in progress	---	226,031	181,246	134,756	103,568	---
Cash and cash equivalents	5,359	4,104	3,896	2,708	2,282	2,331
Deferred charges – net	7,025	6,041	6,184	2,157	2,092	2,530
Other assets	6,324	7,853	7,894	8,613	8,425	2,558
Total assets	$342,254	$316,147	$272,253	$218,775	$187,389	$126,545

Liabilities & Owners’ Equity
Mortgage payable	$303,419	$259,789	$215,028	$173,249	$148,321	$111,315
Construction trade payables	13,641	26,750	28,129	20,736	13,052	4,624
Accounts payable & other liabilities	9,479	6,845	7,117	9,281	6,377	3,672
Total liabilities	326,539	293,384	250,274	203,266	167,750	119,611
Owners’ equity	15,715	22,763	21,979	15,509	19,639	6,934
Total liabilities & owners’ equity	$342,254	$316,147	$272,253	$218,775	$187,389	$126,545

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/08	09/08	06/08	03/08	12/07	12/08	12/07
Revenues	$10,573	$5,582	$5,031	$4,757	$5,049	$25,943	$19,414
Expenses
Property operating	6,679	2,128	1,720	1,802	1,891	12,329	6,894
General & administrative	403	90	79	19	29	591	248
Depreciation & amortization	3,022	1,302	1,344	1,345	1,354	7,013	5,473
Total expenses	10,104	3,520	3,143	3,166	3,274	19,933	12,615
Operating income	469	2,062	1,888	1,591	1,775	6,010	6,799
Interest expense	3,414	932	820	840	987	6,006	4,129
Net income	$(2,945)	$1,130	$1,068	$751	$788	$ 4	$2,670
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$1,808	$1,692	$1,617	$1,466	$1,563	$6,583	$6,149
Net income	$(696)	$596	$558	$394	$443	$ 852	$1,473
Depreciation (real estate related)	$1,227	$635	$651	$652	$626	$3,165	$2,611

Unconsolidated Joint Venture Information – Myrtle Beach Hwy 17
Summary Balance Sheets (dollars in thousands)
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	Tanger’s Share as of 12/31/08
Assets
Investment properties at cost – net	$33,593	$34,249	$34,644	$34,985	$34,909	$16,797
Cash and cash equivalents	914	1,753	1,369	1,036	1,265	457
Deferred charges – net	602	644	644	724	799	301
Other assets	2,159	2,232	2,335	2,264	2,229	1,080
Total assets	$37,268	$38,878	$38,992	$39,009	$39,202	$18,635

Liabilities & Owners’ Equity
Mortgage payable	$35,800	$35,800	$35,800	$35,800	$35,800	$17,900
Construction trade payables	260	891	944	732	277	130
Accounts payable & other liabilities	2,249	1,777	1,626	2,272	1,491	1,126
Total liabilities	38,309	38,468	38,370	38,804	37,568	19,156
Owners’ equity	(1,041)	410	622	205	1,634	(521)
Total liabilities & owners’ equity	$37,268	$38,878	$38,992	$39,009	$39,202	$18,635

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/08	09/08	06/08	03/08	12/07	12/08	12/07
Revenues	$3,074	$3,229	$3,194	$2,888	$3,033	$12,385	$12,005
Expenses
Property operating	1,133	1,122	1,101	1,090	1,135	4,446	4,432
General & administrative	21	4	27	7	2	59	33
Depreciation & amortization	755	672	733	739	751	2,899	3,128
Total expenses	1,909	1,798	1,861	1,836	1,888	7,404	7,593
Operating income	1,165	1,431	1,333	1,052	1,145	4,981	4,412
Interest expense	554	636	543	501	559	2,234	2,231
Net income	$611	$795	$790	$551	$586	$2,747	$2,181
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$960	$1,051	$1,033	$896	$948	$3,940	$3,770
Net income	$306	$400	$406	$285	$334	$1,397	$1,175
Depreciation (real estate related)	$377	$333	$356	$360	$335	$1,426	$1,480

Unconsolidated Joint Venture Information – Wisconsin Dells
Summary Balance Sheets (dollars in thousands)
	12/31/08	09/30/08	06/30/08	3/31/08	12/31/07	Tanger’s Share as of 12/31/08
Assets
Investment properties at cost - net	$34,068	$34,426	$34,965	$35,556	$36,113	$17,034
Cash and cash equivalents	2,352	1,210	676	277	525	1,176
Deferred charges – net	528	575	640	706	771	264
Other assets	533	582	731	860	792	267
Total assets	$37,481	$36,793	$37,012	$37,399	$38,201	$18,741

Liabilities & Owners’ Equity
Mortgage payable	$25,250	$25,250	$25,250	$25,250	$25,250	$12,625
Construction trade payables	199	--	--	158	186	100
Accounts payable & other liabilities	816	725	727	591	874	408
Total liabilities	26,265	25,975	25,977	25,999	26,310	13,133
Owners’ equity	11,216	10,818	11,035	11,400	11,891	5,608
Total liabilities & owners’ equity	$37,481	$36,793	$37,012	$37,399	$38,201	$18,741

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/08	09/08	06/08	03/08	12/07	12/08	12/07
Revenues	$2,644	$1,903	$1,795	$1,848	$1,977	$8,190	$7,314
Expenses
Property operating	694	582	615	712	756	2,603	2,462
General & administrative	6	2	6	3	3	17	44
Depreciation & amortization	615	610	607	606	603	2,438	2,345
Total expenses	1,315	1,194	1,228	1,321	1,362	5,058	4,851
Operating income	1,329	709	567	527	615	3,132	2,463
Interest expense	272	266	271	339	428	1,148	1,898
Net income	$1,057	$443	$296	$188	$187	$1,984	$565
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$971	$659	$587	$567	$609	$2,784	$2,404
Net income	$538	$232	$158	$105	$105	$1,033	$325
Depreciation (real estate related)	$296	$295	$294	$292	$291	$1,177	$1,131

Unconsolidated Joint Venture Information – Deer Park
Summary Balance Sheets (dollars in thousands)
	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07	Tanger’s Share as of 12/31/08
Assets
Investment properties at cost - net	$ 255,885	$ 3,443	$ 3,424	---	---	$ 85,295
Construction in progress	---	226,031	181,246	$134,756	$103,568	---
Cash and cash equivalents	2,093	1,141	1,851	1,395	492	698
Deferred charges – net	5,895	4,822	4,900	727	522	1,965
Other assets	3,632	5,039	4,828	5,489	5,404	1,211
Total assets	$267,505	$240,476	$196,249	$142,367	$109,986	$ 89,169

Liabilities & Owners’ Equity
Mortgage payable	$242,369	$198,739	$153,978	$112,199	$87,271	$ 80,790
Construction trade payables	13,182	25,859	27,185	19,846	12,589	4,394
Accounts payable & other liabilities	6,414	4,343	4,764	6,418	4,012	2,138
Total liabilities	261,965	228,941	185,927	138,463	103,872	87,322
Owners’ equity	5,540	11,535	10,322	3,904	6,114	1,847
Total liabilities & owners’ equity	$267,505	$240,476	$196,249	$142,367	$109,986	$ 89,169

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/08	09/08	06/08	03/08	12/07	12/08	12/07
Revenues	$4,855	$450	$42	$21	$39	$5,368	$ 95
Expenses
Property operating	4,852	424	4	--	--	5,280	--
General & administrative	376	84	46	9	24	515	171
Depreciation & amortization	1,652	20	4	--	--	1,676	--
Total expenses	6,880	528	54	9	24	7,471	171
Operating income	(2,025)	(78)	(12)	12	15	(2,103)	(76)
Interest expense	2,588	30	6	--	--	2,624	--
Net income (loss)	$(4,613)	$(108)	$(18)	$12	$15	$(4,727)	$(76)
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$ (123)	$(18)	$(2)	$4	$5	$ (141)	$(25)
Net income (loss)	$(1,540)	$(36)	$(6)	$4	$5	$(1,578)	$(25)
Depreciation (real estate related)	$ 554	$ 7	$ 1	$--	$ --	$ 562	$ --

Debt Outstanding Summary (dollars in thousands)

As of December 31, 2008
	Principal Balance	Interest Rate	Maturity Date

Unsecured debt
Unsecured term loan credit facility (1)	$235,000	Libor + 1.60%	6/10/11
Unsecured credit facilities (2)	161,500	Libor + 0.60 – 0.75%	06/30/11
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes	149,500	3.75%	8/15/26
Net discount, senior unsecured notes	(681)
Total consolidated debt	$795,319

Tanger’s share of unconsolidated JV debt:
Myrtle Beach Hwy 17 (3)	$17,900	Libor + 1.40%	04/07/10
Wisconsin Dells (4)	12,625	Libor + 1.30%	02/24/10
Deer Park (5)	80,790	Libor + 1.375 – 3.50%	5/17/11
Total Tanger’s share of unconsolidated JV debt	$111,315

(1)
In July 2008, we entered into an interest rate swap agreement for a notional amount of $118.0 million.  The purpose of the swap was to fix the interest rate on a portion of the $235.0 million outstanding under the term loan facility completed in June 2008.  The swap fixed the one month LIBOR rate at 3.605%.  This swap, combined with the current spread of 160 basis points on the term loan facility, fixes our interest rate on $118.0 million of variable rate debt at 5.205% until April 1, 2011.  In September 2008, we entered into an additional interest rate swap agreement for a notional amount of $117.0 million.  The purpose of the swap was to fix the interest rate on the remaining portion of the $235.0 million outstanding under the term loan facility completed in June 2008.  The swap fixed the one month LIBOR rate at 3.700%.  This swap combined with the current spread of 160 basis points on the term loan facility fixes our interest rate on $117.0 million of variable rate debt at 5.300% until April 1, 2011.

(2)
The company has six lines of credit with a borrowing capacity totaling $325.0 million, of which $40.0 million expires June 30, 2009, $260.0 million expires on June 30, 2011 and $40.0 million expires on August 30, 2011.

(3)
In March 2005, the joint venture entered into an interest rate swap agreement for a notional amount of $35.0 million.  The purpose of the swap was to fix the interest rate on a portion of the $35.8 million outstanding mortgage completed in April 2005.  The swap fixed the one month LIBOR rate at 4.59%.  This swap, combined with the current spread of 140 basis points on the mortgage, fixes the joint venture’s interest on $35.0 million of variable rate debt at 5.99% until March 15, 2010.

(4)
In February 2006, the joint venture entered into a three-year, interest-only mortgage agreement with a one-year maturity extension option.  In November 2008, the joint venture exercised its option to extend the maturity of the mortgage to February 24, 2010 and the option to extend will become effective February 24, 2009.

(5)
In May 2007, the joint venture entered into a four-year, interest-only construction loan facility with a one-year maturity extension option.  The facility includes a senior loan, with an interest rate of LIBOR plus 137.5 basis points, and a mezzanine loan, with an interest rate of LIBOR plus 350 basis points.   As of December 31, 2008, the outstanding principle balances of the senior and mezzanine loans were $225.0 million and $15.0 million, respectively, and $44.0 million was available for funding of additional construction draw requests under the senior loan facility.  In June 2007, the joint venture entered into two interest rate swap agreements, the purpose of which was to fix the interest rate on the senior loan.  The first swap was for a notional amount of $49.0 million and fixed the one month LIBOR rate at 5.47%.  This swap, combined with the spread of 137.5 basis points, fixes the joint venture’s interest rate on $49.0 million of the variable rate debt at 6.845% until June 1, 2009.  The second swap fixed the one month LIBOR rate at 6.715% through June 1, 2009.  The notional amount of this swap was initially $1.9 million, and escalated monthly until November 2008 when it reached its maximum notional amount of $121.0 million.  The escalation schedule was based on the projected outstanding balances of the senior loan.  In June 2008, the joint venture entered into an interest-only mortgage loan agreement with an interest rate of LIBOR plus 185 basis points and a maturity of May 17, 2011.  As of December 31, 2008, the outstanding principle balance under this mortgage was $2.3 million.

Future Scheduled Principal Payments (dollars in thousands)

As of December 31, 2008
Year	Tanger Consolidated Payments	Tanger’s Share of Unconsolidated JV Payments	Total Scheduled Payments
2009	$ --	$ --	$ --
2010	--	30,525	30,525
2011	396,500	80,790	477,290
2012	--	--	--
2013	--	--	--
2014	--	--	--
2015	250,000		250,000
2016	--	--	--
2017	--	--	--
2018 & thereafter	(1) 149,500	--	149,500
	$796,000	$111,315	$907,315
Net Discount on Debt	(681)	--	(681)
	$795,319	$111,315	$906,634

Senior Unsecured Notes Financial Covenants (2)

As of December 31, 2008
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	60%	53%	Yes
Total Secured Debt to Adjusted Total Assets	40%	---%	Yes
Total Unencumbered Assets to Unsecured Debt	135%	189%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	2.00	3.83	Yes
(1)
Represents our exchangeable, senior unsecured notes issued in August 2006.  On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess.  Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events.  In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.

(2)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission..

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors.  Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-6825
Fax:      (336) 297-0931
e-mail:   tangermail@tangeroutlet.com
Mail:     Tanger Factory Outlet Centers, Inc.
              3200 Northline Avenue
              Suite 360
              Greensboro, NC  27408